                                                   EXHIBIT 1. POWERS OF ATTORNEY


                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

                  The undersigned does hereby constitute and appoint M. Williams Goodwyn, Jr. and James W. Childs, Jr., or either of them, as my attorney-in-fact (the "Attorney") for the purpose and with the powers hereinafter stated:

                  To prepare or cause to be prepared, execute and file a
Schedule 13D (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., and to prepare or cause to be prepared, execute and file such supporting, supplemental or additional schedules, statements, documents, papers, instruments, agreements and exhibits as my Attorney shall deem necessary or incidental to effecting such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file all other schedules and statements (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., as my Attorney shall deem necessary, appropriate or desirable, and to prepare or cause to be prepared, execute and file such supporting supplemental or additional schedules, statements, documents, papers, instruments, agreements, and exhibits as my Attorney shall deem necessary or incidental to such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file with the appropriate regulatory authority or entity, including, without limitation, any Securities Commission of any state, such additional schedules, statements, agreements, documents, instruments or papers (including all amendments and supplements thereto) as my Attorney shall deem necessary or as my Attorney shall deem appropriate or desirable in connection with effecting any of the foregoing.

                  The undersigned hereby directs that no person who may have any dealing with my Attorney shall be under any duty to notice, or to inquire into, the actual power or authority of my Attorney to do anything which my Attorney may undertake to do in an effort to exercise any power herein conferred; nor shall any such person be under any duty to see to, or make inquiry about, the proper discharge by my Attorney of the power herein conferred.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19 day of November, 1998.



                                    /s/ ROBERT E. WOODS
                                    --------------------------------------------
                                                   Robert E. Woods

WITNESSES:


/s/ THOMAS TRIPP
-------------------------------------------
Name

5315 Saddle Rock Road, Butte, MT 59701
-------------------------------------------
Street Address, City and State



/s/ MARCIA K. TRIPP
-------------------------------------------
Name

35 Indian Forest Road, Pelham, AL 35124
-----------------------------------------
Street Address, City and State

                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

                  The undersigned does hereby constitute and appoint M. Williams Goodwyn, Jr. and James W. Childs, Jr., or either of them, as my attorney-in-fact (the "Attorney") for the purpose and with the powers hereinafter stated:

                  To prepare or cause to be prepared, execute and file a
Schedule 13D (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., and to prepare or cause to be prepared, execute and file such supporting, supplemental or additional schedules, statements, documents, papers, instruments, agreements and exhibits as my Attorney shall deem necessary or incidental to effecting such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file all other schedules and statements (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., as my Attorney shall deem necessary, appropriate or desirable, and to prepare or cause to be prepared, execute and file such supporting supplemental or additional schedules, statements, documents, papers, instruments, agreements, and exhibits as my Attorney shall deem necessary or incidental to such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file with the appropriate regulatory authority or entity, including, without limitation, any Securities Commission of any state, such additional schedules, statements, agreements, documents, instruments or papers (including all amendments and supplements thereto) as my Attorney shall deem necessary or as my Attorney shall deem appropriate or desirable in connection with effecting any of the foregoing.

                  The undersigned hereby directs that no person who may have any dealing with my Attorney shall be under any duty to notice, or to inquire into, the actual power or authority of my Attorney to do anything which my Attorney may undertake to do in an effort to exercise any power herein conferred; nor shall any such person be under any duty to see to, or make inquiry about, the proper discharge by my Attorney of the power herein conferred.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23 day of November, 1998.



                                    /s/ JEFFERSON R. COBB
                                    --------------------------------------------
                                                  Jefferson R. Cobb


WITNESSES:


/s/CAROLYN SHUPP
-------------------------------------------
Name

1400 Urban Center Drive 415, Birmingham, AL 35242
-------------------------------------------------
Street Address, City and State



/s/ CHERYL REITZ
-------------------------------------------
Name

1400 Urban Center Drive, Suite 415, Birmingham, AL 35242
--------------------------------------------------------
Street Address, City and State

                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

                  The undersigned does hereby constitute and appoint M. Williams Goodwyn, Jr. and James W. Childs, Jr., or either of them, as my attorney-in-fact (the "Attorney") for the purpose and with the powers hereinafter stated:

                  To prepare or cause to be prepared, execute and file a
Schedule 13D (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., and to prepare or cause to be prepared, execute and file such supporting, supplemental or additional schedules, statements, documents, papers, instruments, agreements and exhibits as my Attorney shall deem necessary or incidental to effecting such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file all other schedules and statements (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., as my Attorney shall deem necessary, appropriate or desirable, and to prepare or cause to be prepared, execute and file such supporting supplemental or additional schedules, statements, documents, papers, instruments, agreements, and exhibits as my Attorney shall deem necessary or incidental to such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file with the appropriate regulatory authority or entity, including, without limitation, any Securities Commission of any state, such additional schedules, statements, agreements, documents, instruments or papers (including all amendments and supplements thereto) as my Attorney shall deem necessary or as my Attorney shall deem appropriate or desirable in connection with effecting any of the foregoing.

                  The undersigned hereby directs that no person who may have any dealing with my Attorney shall be under any duty to notice, or to inquire into, the actual power or authority of my Attorney to do anything which my Attorney may undertake to do in an effort to exercise any power herein conferred; nor shall any such person be under any duty to see to, or make inquiry about, the proper discharge by my Attorney of the power herein conferred.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23 day of November, 1998.



                                    /s/ JIMMIE H. HARVEY, M.D.
                                    --------------------------------------------
                                               Jimmie H. Harvey, M.D.


WITNESSES:


/s/ CAROLYN SHUPP
-------------------------------------------
Name

1400 Urban Center Drive 415, Birmingham, AL 35242
-------------------------------------------------
Street Address, City and State



/s/ CHERYL REITZ
-------------------------------------------
Name

1400 Urban Center Drive, Suite 415, Birmingham, AL 35242
--------------------------------------------------------
Street Address, City and State

                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

                  The undersigned does hereby constitute and appoint M. Williams Goodwyn, Jr. and James W. Childs, Jr., or either of them, as my attorney-in-fact (the "Attorney") for the purpose and with the powers hereinafter stated:

                  To prepare or cause to be prepared, execute and file a
Schedule 13D (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., and to prepare or cause to be prepared, execute and file such supporting, supplemental or additional schedules, statements, documents, papers, instruments, agreements and exhibits as my Attorney shall deem necessary or incidental to effecting such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file all other schedules and statements (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., as my Attorney shall deem necessary, appropriate or desirable, and to prepare or cause to be prepared, execute and file such supporting supplemental or additional schedules, statements, documents, papers, instruments, agreements, and exhibits as my Attorney shall deem necessary or incidental to such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file with the appropriate regulatory authority or entity, including, without limitation, any Securities Commission of any state, such additional schedules, statements, agreements, documents, instruments or papers (including all amendments and supplements thereto) as my Attorney shall deem necessary or as my Attorney shall deem appropriate or desirable in connection with effecting any of the foregoing.

                  The undersigned hereby directs that no person who may have any dealing with my Attorney shall be under any duty to notice, or to inquire into, the actual power or authority of my Attorney to do anything which my Attorney may undertake to do in an effort to exercise any power herein conferred; nor shall any such person be under any duty to see to, or make inquiry about, the proper discharge by my Attorney of the power herein conferred.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23 day of November, 1998.



                                    /s/ JIMMIE H. HARVEY, M.D.
                                    --------------------------------------------

                                             FBO JIMMIE H. HARVEY, M.D.
                                          BIRMINGHAM HEMATOLOGY & ONCOLOGY
                                           ASSOCIATES, SLB FLEX PROTOTYPE
                                               P/S PLAN DTD 10-17-85



WITNESSES:


/s/ CAROLYN SHUPP
-------------------------------------------
Name

1400 Urban Center Drive 415, Birmingham, AL 35242
-------------------------------------------------
Street Address, City and State



/s/ CHERYL REITZ
-------------------------------------------
Name

1400 Urban Center Drive, Suite 415, Birmingham, AL 35242
--------------------------------------------------------
Street Address, City and State

                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

                  The undersigned does hereby constitute and appoint M. Williams Goodwyn, Jr. and James W. Childs, Jr., or either of them, as my attorney-in-fact (the "Attorney") for the purpose and with the powers hereinafter stated:

                  To prepare or cause to be prepared, execute and file a
Schedule 13D (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., and to prepare or cause to be prepared, execute and file such supporting, supplemental or additional schedules, statements, documents, papers, instruments, agreements and exhibits as my Attorney shall deem necessary or incidental to effecting such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file all other schedules and statements (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., as my Attorney shall deem necessary, appropriate or desirable, and to prepare or cause to be prepared, execute and file such supporting supplemental or additional schedules, statements, documents, papers, instruments, agreements, and exhibits as my Attorney shall deem necessary or incidental to such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file with the appropriate regulatory authority or entity, including, without limitation, any Securities Commission of any state, such additional schedules, statements, agreements, documents, instruments or papers (including all amendments and supplements thereto) as my Attorney shall deem necessary or as my Attorney shall deem appropriate or desirable in connection with effecting any of the foregoing.

                  The undersigned hereby directs that no person who may have any dealing with my Attorney shall be under any duty to notice, or to inquire into, the actual power or authority of my Attorney to do anything which my Attorney may undertake to do in an effort to exercise any power herein conferred; nor shall any such person be under any duty to see to, or make inquiry about, the proper discharge by my Attorney of the power herein conferred.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23 day of November, 1998.



                                    /s/ BRYAN B. STARR, JR.
                                    --------------------------------------------
                                                Bryan B. Starr, Jr.

WITNESSES:

/s/ CAROLYN E. SHUPP
-------------------------------------------
Name

1400 Urban Center Drive 415, Birmingham, AL 35242
-------------------------------------------------
Street Address, City and State



/s/ CHERYL REITZ
-------------------------------------------
Name

1400 Urban Center Drive, Suite 415, Birmingham, AL 35242
--------------------------------------------------------
Street Address, City and State

                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

                  The undersigned does hereby constitute and appoint M. Williams Goodwyn, Jr. and James W. Childs, Jr., or either of them, as my attorney-in-fact (the "Attorney") for the purpose and with the powers hereinafter stated:

                  To prepare or cause to be prepared, execute and file a
Schedule 13D (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., and to prepare or cause to be prepared, execute and file such supporting, supplemental or additional schedules, statements, documents, papers, instruments, agreements and exhibits as my Attorney shall deem necessary or incidental to effecting such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file all other schedules and statements (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., as my Attorney shall deem necessary, appropriate or desirable, and to prepare or cause to be prepared, execute and file such supporting supplemental or additional schedules, statements, documents, papers, instruments, agreements, and exhibits as my Attorney shall deem necessary or incidental to such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file with the appropriate regulatory authority or entity, including, without limitation, any Securities Commission of any state, such additional schedules, statements, agreements, documents, instruments or papers (including all amendments and supplements thereto) as my Attorney shall deem necessary or as my Attorney shall deem appropriate or desirable in connection with effecting any of the foregoing.

                  The undersigned hereby directs that no person who may have any dealing with my Attorney shall be under any duty to notice, or to inquire into, the actual power or authority of my Attorney to do anything which my Attorney may undertake to do in an effort to exercise any power herein conferred; nor shall any such person be under any duty to see to, or make inquiry about, the proper discharge by my Attorney of the power herein conferred.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23 day of November, 1998.



                                    /s/ BRYAN B. STARR, SR.
                                    --------------------------------------------
                                                Bryan B. Starr, Sr.

WITNESSES:

/s/ CAROLYN E. SHUPP
-------------------------------------------
Name

1400 Urban Center Drive 415, Birmingham, AL 35242
-------------------------------------------------
Street Address, City and State



/s/ CHERYL REITZ
-------------------------------------------
Name

1400 Urban Center Drive, Suite 415, Birmingham, AL 35242
--------------------------------------------------------
Street Address, City and State

                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

                  The undersigned does hereby constitute and appoint M. Williams Goodwyn, Jr. and James W. Childs, Jr., or either of them, as my attorney-in-fact (the "Attorney") for the purpose and with the powers hereinafter stated:

                  To prepare or cause to be prepared, execute and file a
Schedule 13D (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., and to prepare or cause to be prepared, execute and file such supporting, supplemental or additional schedules, statements, documents, papers, instruments, agreements and exhibits as my Attorney shall deem necessary or incidental to effecting such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file all other schedules and statements (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., as my Attorney shall deem necessary, appropriate or desirable, and to prepare or cause to be prepared, execute and file such supporting supplemental or additional schedules, statements, documents, papers, instruments, agreements, and exhibits as my Attorney shall deem necessary or incidental to such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file with the appropriate regulatory authority or entity, including, without limitation, any Securities Commission of any state, such additional schedules, statements, agreements, documents, instruments or papers (including all amendments and supplements thereto) as my Attorney shall deem necessary or as my Attorney shall deem appropriate or desirable in connection with effecting any of the foregoing.

                  The undersigned hereby directs that no person who may have any dealing with my Attorney shall be under any duty to notice, or to inquire into, the actual power or authority of my Attorney to do anything which my Attorney may undertake to do in an effort to exercise any power herein conferred; nor shall any such person be under any duty to see to, or make inquiry about, the proper discharge by my Attorney of the power herein conferred.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19 day of November, 1998.



                                    /s/ JOHN W. EAKIN
                                    --------------------------------------------
                                                   John W. Eakin

WITNESSES:


/s/ KAREN M. FORBES
-------------------------------------------
Name

2100 West End #950, Nashville, TN 37203
-------------------------------------------
Street Address, City and State



/s/ R. GARY LAIN
-------------------------------------------
Name

2100 West End #950, Nashville, TN 37203
-------------------------------------------
Street Address, City and State

                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

                  The undersigned does hereby constitute and appoint M. Williams Goodwyn, Jr. and James W. Childs, Jr., or either of them, as my attorney-in-fact (the "Attorney") for the purpose and with the powers hereinafter stated:

                  To prepare or cause to be prepared, execute and file a
Schedule 13D (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., and to prepare or cause to be prepared, execute and file such supporting, supplemental or additional schedules, statements, documents, papers, instruments, agreements and exhibits as my Attorney shall deem necessary or incidental to effecting such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file all other schedules and statements (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., as my Attorney shall deem necessary, appropriate or desirable, and to prepare or cause to be prepared, execute and file such supporting supplemental or additional schedules, statements, documents, papers, instruments, agreements, and exhibits as my Attorney shall deem necessary or incidental to such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file with the appropriate regulatory authority or entity, including, without limitation, any Securities Commission of any state, such additional schedules, statements, agreements, documents, instruments or papers (including all amendments and supplements thereto) as my Attorney shall deem necessary or as my Attorney shall deem appropriate or desirable in connection with effecting any of the foregoing.

                  The undersigned hereby directs that no person who may have any dealing with my Attorney shall be under any duty to notice, or to inquire into, the actual power or authority of my Attorney to do anything which my Attorney may undertake to do in an effort to exercise any power herein conferred; nor shall any such person be under any duty to see to, or make inquiry about, the proper discharge by my Attorney of the power herein conferred.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19 day of November, 1998.



                                    /s/ MARCIA K. TRIPP
                                    --------------------------------------------
                                                   Marcia K. Tripp

WITNESSES:


/s/ THOMAS TRIPP
-------------------------------------------
Name

5315 Saddle Rock Road, Butte, MT 59701
-------------------------------------------
Street Address, City and State



/s/ ROBERT E. WOODS
-------------------------------------------
Name

922 10th St. SW, Alabaster, AL 35007
-------------------------------------------
Street Address, City and State

                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

                  The undersigned does hereby constitute and appoint M. Williams Goodwyn, Jr. and James W. Childs, Jr., or either of them, as my attorney-in-fact (the "Attorney") for the purpose and with the powers hereinafter stated:

                  To prepare or cause to be prepared, execute and file a
Schedule 13D (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., and to prepare or cause to be prepared, execute and file such supporting, supplemental or additional schedules, statements, documents, papers, instruments, agreements and exhibits as my Attorney shall deem necessary or incidental to effecting such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file all other schedules and statements (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., as my Attorney shall deem necessary, appropriate or desirable, and to prepare or cause to be prepared, execute and file such supporting supplemental or additional schedules, statements, documents, papers, instruments, agreements, and exhibits as my Attorney shall deem necessary or incidental to such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file with the appropriate regulatory authority or entity, including, without limitation, any Securities Commission of any state, such additional schedules, statements, agreements, documents, instruments or papers (including all amendments and supplements thereto) as my Attorney shall deem necessary or as my Attorney shall deem appropriate or desirable in connection with effecting any of the foregoing.

                  The undersigned hereby directs that no person who may have any dealing with my Attorney shall be under any duty to notice, or to inquire into, the actual power or authority of my Attorney to do anything which my Attorney may undertake to do in an effort to exercise any power herein conferred; nor shall any such person be under any duty to see to, or make inquiry about, the proper discharge by my Attorney of the power herein conferred.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19 day of November, 1998.



                                              WAYNE PATRICK TRIPP TRUST

                                    By:/s/ MARCIA K. TRIPP
                                       -----------------------------------------

                                    Its: TRUSTEE
                                         ---------------------------------------

WITNESSES:


/s/ THOMAS TRIPP
-------------------------------------------
Name

5315 Saddle Rock Road, Butte, MT 59701
-------------------------------------------
Street Address, City and State



/s/ ROBERT E. WOODS
-------------------------------------------
Name

922 10th St. SW, Alabaster, AL 35007
-------------------------------------------
Street Address, City and State

                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

                  The undersigned does hereby constitute and appoint M. Williams Goodwyn, Jr. and James W. Childs, Jr., or either of them, as my attorney-in-fact (the "Attorney") for the purpose and with the powers hereinafter stated:

                  To prepare or cause to be prepared, execute and file a
Schedule 13D (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., and to prepare or cause to be prepared, execute and file such supporting, supplemental or additional schedules, statements, documents, papers, instruments, agreements and exhibits as my Attorney shall deem necessary or incidental to effecting such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file all other schedules and statements (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., as my Attorney shall deem necessary, appropriate or desirable, and to prepare or cause to be prepared, execute and file such supporting supplemental or additional schedules, statements, documents, papers, instruments, agreements, and exhibits as my Attorney shall deem necessary or incidental to such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file with the appropriate regulatory authority or entity, including, without limitation, any Securities Commission of any state, such additional schedules, statements, agreements, documents, instruments or papers (including all amendments and supplements thereto) as my Attorney shall deem necessary or as my Attorney shall deem appropriate or desirable in connection with effecting any of the foregoing.

                  The undersigned hereby directs that no person who may have any dealing with my Attorney shall be under any duty to notice, or to inquire into, the actual power or authority of my Attorney to do anything which my Attorney may undertake to do in an effort to exercise any power herein conferred; nor shall any such person be under any duty to see to, or make inquiry about, the proper discharge by my Attorney of the power herein conferred.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19 day of November, 1998.



                                               LISA MARIE TRIPP TRUST

                                    By:/s/ MARCIA K. TRIPP
                                       -----------------------------------------

                                    Its: TRUSTEE
                                         ---------------------------------------

WITNESSES:


/s/ THOMAS TRIPP
-------------------------------------------
Name

5315 Saddle Rock Road, Butte, MT 59701
-------------------------------------------
Street Address, City and State



/s/ ROBERT E. WOODS
-------------------------------------------
Name

922 10th St. SW, Alabaster, AL 35007
-------------------------------------------
Street Address, City and State

                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

                  The undersigned does hereby constitute and appoint M. Williams Goodwyn, Jr. and James W. Childs, Jr., or either of them, as my attorney-in-fact (the "Attorney") for the purpose and with the powers hereinafter stated:

                  To prepare or cause to be prepared, execute and file a
Schedule 13D (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., and to prepare or cause to be prepared, execute and file such supporting, supplemental or additional schedules, statements, documents, papers, instruments, agreements and exhibits as my Attorney shall deem necessary or incidental to effecting such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file all other schedules and statements (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., as my Attorney shall deem necessary, appropriate or desirable, and to prepare or cause to be prepared, execute and file such supporting supplemental or additional schedules, statements, documents, papers, instruments, agreements, and exhibits as my Attorney shall deem necessary or incidental to such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file with the appropriate regulatory authority or entity, including, without limitation, any Securities Commission of any state, such additional schedules, statements, agreements, documents, instruments or papers (including all amendments and supplements thereto) as my Attorney shall deem necessary or as my Attorney shall deem appropriate or desirable in connection with effecting any of the foregoing.

                  The undersigned hereby directs that no person who may have any dealing with my Attorney shall be under any duty to notice, or to inquire into, the actual power or authority of my Attorney to do anything which my Attorney may undertake to do in an effort to exercise any power herein conferred; nor shall any such person be under any duty to see to, or make inquiry about, the proper discharge by my Attorney of the power herein conferred.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19 day of November, 1998.



                                    /s/ PAUL A. KLISTER
                                    --------------------------------------------
                                                    Paul Klister


WITNESSES:


/s/ ROBIN L. DREES
-------------------------------------------
Name

2212 W. Seneca Dr., Appleton, WI 54914
-------------------------------------------
Street Address, City and State



/s/ KATHRYN A. DALIBEOUX
-------------------------------------------
Name

909 Greenridge Dr., Green Bay, WI 54313
-------------------------------------------
Street Address, City and State

                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

                  The undersigned does hereby constitute and appoint M. Williams Goodwyn, Jr. and James W. Childs, Jr., or either of them, as my attorney-in-fact (the "Attorney") for the purpose and with the powers hereinafter stated:

                  To prepare or cause to be prepared, execute and file a
Schedule 13D (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., and to prepare or cause to be prepared, execute and file such supporting, supplemental or additional schedules, statements, documents, papers, instruments, agreements and exhibits as my Attorney shall deem necessary or incidental to effecting such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file all other schedules and statements (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., as my Attorney shall deem necessary, appropriate or desirable, and to prepare or cause to be prepared, execute and file such supporting supplemental or additional schedules, statements, documents, papers, instruments, agreements, and exhibits as my Attorney shall deem necessary or incidental to such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file with the appropriate regulatory authority or entity, including, without limitation, any Securities Commission of any state, such additional schedules, statements, agreements, documents, instruments or papers (including all amendments and supplements thereto) as my Attorney shall deem necessary or as my Attorney shall deem appropriate or desirable in connection with effecting any of the foregoing.

                  The undersigned hereby directs that no person who may have any dealing with my Attorney shall be under any duty to notice, or to inquire into, the actual power or authority of my Attorney to do anything which my Attorney may undertake to do in an effort to exercise any power herein conferred; nor shall any such person be under any duty to see to, or make inquiry about, the proper discharge by my Attorney of the power herein conferred.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19 day of November, 1998.



                                    /s/ STEVEN FRANCIS TRIPP
                                    --------------------------------------------
                                                Steven Francis Tripp


WITNESSES:


/s/ RACHEL TRIPP
-----------------------------------------------
Name

2021 Brook Highland Ridge, Birmingham, AL 35242
-----------------------------------------------
Street Address, City and State



/s/ ROBERT E. WOODS
-----------------------------------------------
Name

922 10th St. SW, Alabaster, AL 35007
-----------------------------------------------
Street Address, City and State

                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

                  The undersigned does hereby constitute and appoint M. Williams Goodwyn, Jr. and James W. Childs, Jr., or either of them, as my attorney-in-fact (the "Attorney") for the purpose and with the powers hereinafter stated:

                  To prepare or cause to be prepared, execute and file a
Schedule 13D (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., and to prepare or cause to be prepared, execute and file such supporting, supplemental or additional schedules, statements, documents, papers, instruments, agreements and exhibits as my Attorney shall deem necessary or incidental to effecting such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file all other schedules and statements (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., as my Attorney shall deem necessary, appropriate or desirable, and to prepare or cause to be prepared, execute and file such supporting supplemental or additional schedules, statements, documents, papers, instruments, agreements, and exhibits as my Attorney shall deem necessary or incidental to such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file with the appropriate regulatory authority or entity, including, without limitation, any Securities Commission of any state, such additional schedules, statements, agreements, documents, instruments or papers (including all amendments and supplements thereto) as my Attorney shall deem necessary or as my Attorney shall deem appropriate or desirable in connection with effecting any of the foregoing.

                  The undersigned hereby directs that no person who may have any dealing with my Attorney shall be under any duty to notice, or to inquire into, the actual power or authority of my Attorney to do anything which my Attorney may undertake to do in an effort to exercise any power herein conferred; nor shall any such person be under any duty to see to, or make inquiry about, the proper discharge by my Attorney of the power herein conferred.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19 day of November, 1998.



                                    /s/ ROBERT ROLFE
                                    --------------------------------------------
                                                  Robert O. Rolfe

WITNESSES:


/s/ JOHN T. STARCHER
-------------------------------------------
Name

7063 Coles Ferry Pike, Lebanon, TN
-------------------------------------------
Street Address, City and State



/s/ CAROL ROBINSON
-------------------------------------------
Name

401 Hickory Lake Drive, Nashville, TN
-------------------------------------------
Street Address, City and State

                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

                  The undersigned does hereby constitute and appoint M. Williams Goodwyn, Jr. and James W. Childs, Jr., or either of them, as my attorney-in-fact (the "Attorney") for the purpose and with the powers hereinafter stated:

                  To prepare or cause to be prepared, execute and file a
Schedule 13D (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., and to prepare or cause to be prepared, execute and file such supporting, supplemental or additional schedules, statements, documents, papers, instruments, agreements and exhibits as my Attorney shall deem necessary or incidental to effecting such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file all other schedules and statements (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., as my Attorney shall deem necessary, appropriate or desirable, and to prepare or cause to be prepared, execute and file such supporting supplemental or additional schedules, statements, documents, papers, instruments, agreements, and exhibits as my Attorney shall deem necessary or incidental to such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file with the appropriate regulatory authority or entity, including, without limitation, any Securities Commission of any state, such additional schedules, statements, agreements, documents, instruments or papers (including all amendments and supplements thereto) as my Attorney shall deem necessary or as my Attorney shall deem appropriate or desirable in connection with effecting any of the foregoing.

                  The undersigned hereby directs that no person who may have any dealing with my Attorney shall be under any duty to notice, or to inquire into, the actual power or authority of my Attorney to do anything which my Attorney may undertake to do in an effort to exercise any power herein conferred; nor shall any such person be under any duty to see to, or make inquiry about, the proper discharge by my Attorney of the power herein conferred.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 24 day of November, 1998.



                                    /s/ ROBERT A. WEYERS
                                    --------------------------------------------
                                                  Ronald A. Weyers

WITNESSES:


/s/ GLORIA J. LAVIOLETTE
-------------------------------------------
Name

2759 Van Beek Road, Green Bay, WI 54311
-------------------------------------------
Street Address, City and State



/s/ JEFFREY J. WEYERS
-------------------------------------------
Name

2131 Sweetwater Ct., Green Bay, WI
-------------------------------------------
Street Address, City and State

                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

                  The undersigned does hereby constitute and appoint M. Williams Goodwyn, Jr. and James W. Childs, Jr., or either of them, as my attorney-in-fact (the "Attorney") for the purpose and with the powers hereinafter stated:

                  To prepare or cause to be prepared, execute and file a
Schedule 13D (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., and to prepare or cause to be prepared, execute and file such supporting, supplemental or additional schedules, statements, documents, papers, instruments, agreements and exhibits as my Attorney shall deem necessary or incidental to effecting such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file all other schedules and statements (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., as my Attorney shall deem necessary, appropriate or desirable, and to prepare or cause to be prepared, execute and file such supporting supplemental or additional schedules, statements, documents, papers, instruments, agreements, and exhibits as my Attorney shall deem necessary or incidental to such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file with the appropriate regulatory authority or entity, including, without limitation, any Securities Commission of any state, such additional schedules, statements, agreements, documents, instruments or papers (including all amendments and supplements thereto) as my Attorney shall deem necessary or as my Attorney shall deem appropriate or desirable in connection with effecting any of the foregoing.

                  The undersigned hereby directs that no person who may have any dealing with my Attorney shall be under any duty to notice, or to inquire into, the actual power or authority of my Attorney to do anything which my Attorney may undertake to do in an effort to exercise any power herein conferred; nor shall any such person be under any duty to see to, or make inquiry about, the proper discharge by my Attorney of the power herein conferred.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19 day of November, 1998.



                                    /s/ JEFFREY J. WEYERS
                                    --------------------------------------------
                                                  Jeffrey J. Weyers

WITNESSES:


/s/ THOMAS W. WEYERS
-------------------------------------------
Name

3211 Tuckaway Ct., Green Bay, WI 54301
-------------------------------------------
Street Address, City and State



/s/ GLORIA J. LAVIOLETTE
-------------------------------------------
Name

2759 Van Beek Road, Green Bay, WI 54311
-------------------------------------------
Street Address, City and State

                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

                  The undersigned does hereby constitute and appoint M. Williams Goodwyn, Jr. and James W. Childs, Jr., or either of them, as my attorney-in-fact (the "Attorney") for the purpose and with the powers hereinafter stated:

                  To prepare or cause to be prepared, execute and file a
Schedule 13D (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., and to prepare or cause to be prepared, execute and file such supporting, supplemental or additional schedules, statements, documents, papers, instruments, agreements and exhibits as my Attorney shall deem necessary or incidental to effecting such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file all other schedules and statements (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., as my Attorney shall deem necessary, appropriate or desirable, and to prepare or cause to be prepared, execute and file such supporting supplemental or additional schedules, statements, documents, papers, instruments, agreements, and exhibits as my Attorney shall deem necessary or incidental to such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file with the appropriate regulatory authority or entity, including, without limitation, any Securities Commission of any state, such additional schedules, statements, agreements, documents, instruments or papers (including all amendments and supplements thereto) as my Attorney shall deem necessary or as my Attorney shall deem appropriate or desirable in connection with effecting any of the foregoing.

                  The undersigned hereby directs that no person who may have any dealing with my Attorney shall be under any duty to notice, or to inquire into, the actual power or authority of my Attorney to do anything which my Attorney may undertake to do in an effort to exercise any power herein conferred; nor shall any such person be under any duty to see to, or make inquiry about, the proper discharge by my Attorney of the power herein conferred.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19 day of November, 1998.



                                    /s/ ROBERT WEYERS
                                    --------------------------------------------
                                                  Robert J. Weyers

WITNESSES:


/s/ JEFFREY J. WEYERS
-------------------------------------------
Name

2131 Sweetwater Ct., Green Bay, WI
-------------------------------------------
Street Address, City and State



/s/ GLORIA J. LAVIOLETTE
-------------------------------------------
Name

2759 Van Beek Rd., Green Bay, WI 54311
-------------------------------------------
Street Address, City and State

                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

                  The undersigned does hereby constitute and appoint M. Williams Goodwyn, Jr. and James W. Childs, Jr., or either of them, as my attorney-in-fact (the "Attorney") for the purpose and with the powers hereinafter stated:

                  To prepare or cause to be prepared, execute and file a
Schedule 13D (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., and to prepare or cause to be prepared, execute and file such supporting, supplemental or additional schedules, statements, documents, papers, instruments, agreements and exhibits as my Attorney shall deem necessary or incidental to effecting such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file all other schedules and statements (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., as my Attorney shall deem necessary, appropriate or desirable, and to prepare or cause to be prepared, execute and file such supporting supplemental or additional schedules, statements, documents, papers, instruments, agreements, and exhibits as my Attorney shall deem necessary or incidental to such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file with the appropriate regulatory authority or entity, including, without limitation, any Securities Commission of any state, such additional schedules, statements, agreements, documents, instruments or papers (including all amendments and supplements thereto) as my Attorney shall deem necessary or as my Attorney shall deem appropriate or desirable in connection with effecting any of the foregoing.

                  The undersigned hereby directs that no person who may have any dealing with my Attorney shall be under any duty to notice, or to inquire into, the actual power or authority of my Attorney to do anything which my Attorney may undertake to do in an effort to exercise any power herein conferred; nor shall any such person be under any duty to see to, or make inquiry about, the proper discharge by my Attorney of the power herein conferred.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19 day of November, 1998.



                                    /s/ MATTHEW A. KING
                                    --------------------------------------------
                                                  Matthew A. King

WITNESSES:


/s/ HAYLEY MERPHIS
-------------------------------------------
Name

523 Doral Country Dr., Nashville, TN
-------------------------------------------
Street Address, City and State



DANA L. GOSSMAN
-------------------------------------------
Name

907 Banner Drive, Murfreesboro, TN 37129
-------------------------------------------
Street Address, City and State

                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

                  The undersigned does hereby constitute and appoint M. Williams Goodwyn, Jr. and James W. Childs, Jr., or either of them, as my attorney-in-fact (the "Attorney") for the purpose and with the powers hereinafter stated:

                  To prepare or cause to be prepared, execute and file a
Schedule 13D (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., and to prepare or cause to be prepared, execute and file such supporting, supplemental or additional schedules, statements, documents, papers, instruments, agreements and exhibits as my Attorney shall deem necessary or incidental to effecting such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file all other schedules and statements (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., as my Attorney shall deem necessary, appropriate or desirable, and to prepare or cause to be prepared, execute and file such supporting supplemental or additional schedules, statements, documents, papers, instruments, agreements, and exhibits as my Attorney shall deem necessary or incidental to such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file with the appropriate regulatory authority or entity, including, without limitation, any Securities Commission of any state, such additional schedules, statements, agreements, documents, instruments or papers (including all amendments and supplements thereto) as my Attorney shall deem necessary or as my Attorney shall deem appropriate or desirable in connection with effecting any of the foregoing.

                  The undersigned hereby directs that no person who may have any dealing with my Attorney shall be under any duty to notice, or to inquire into, the actual power or authority of my Attorney to do anything which my Attorney may undertake to do in an effort to exercise any power herein conferred; nor shall any such person be under any duty to see to, or make inquiry about, the proper discharge by my Attorney of the power herein conferred.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19 day of November, 1998.



                                            HILLIARD LIMITED PARTNERSHIP

                                    /s/ DAN HILLIARD
                                    --------------------------------------------

                                    By: /s/ DAN HILLIARD
                                        ----------------------------------------

                                    Its: GENERAL PARTNER
                                         ---------------------------------------


WITNESSES:


/s/ JULIE I. DEBAUCHE
-------------------------------------------
Name

840 Willard Drive, Green Bay, WI
-------------------------------------------
Street Address, City and State



/s/ NEAL J. MACCOUX
-------------------------------------------
Name

396 Windwood Rd., Green Bay, WI 54302
-------------------------------------------
Street Address, City and State

                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

                  The undersigned does hereby constitute and appoint M. Williams Goodwyn, Jr. and James W. Childs, Jr., or either of them, as my attorney-in-fact (the "Attorney") for the purpose and with the powers hereinafter stated:

                  To prepare or cause to be prepared, execute and file a
Schedule 13D (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., and to prepare or cause to be prepared, execute and file such supporting, supplemental or additional schedules, statements, documents, papers, instruments, agreements and exhibits as my Attorney shall deem necessary or incidental to effecting such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file all other schedules and statements (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., as my Attorney shall deem necessary, appropriate or desirable, and to prepare or cause to be prepared, execute and file such supporting supplemental or additional schedules, statements, documents, papers, instruments, agreements, and exhibits as my Attorney shall deem necessary or incidental to such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file with the appropriate regulatory authority or entity, including, without limitation, any Securities Commission of any state, such additional schedules, statements, agreements, documents, instruments or papers (including all amendments and supplements thereto) as my Attorney shall deem necessary or as my Attorney shall deem appropriate or desirable in connection with effecting any of the foregoing.

                  The undersigned hereby directs that no person who may have any dealing with my Attorney shall be under any duty to notice, or to inquire into, the actual power or authority of my Attorney to do anything which my Attorney may undertake to do in an effort to exercise any power herein conferred; nor shall any such person be under any duty to see to, or make inquiry about, the proper discharge by my Attorney of the power herein conferred.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 19 day of November, 1998.



                                          WALLACE J. HILLIARD FLINT TRUST

                                    /s/ DAN HLLIARD
                                    --------------------------------------------

                                    By: /s/ DAN HILLIARD
                                        ----------------------------------------

                                    Its: TRUSTEE
                                         ---------------------------------------


WITNESSES:


/s/ JULIE I. DEBAUCHE
-------------------------------------------
Name

840 Willard Drive, Green Bay, WI
-------------------------------------------
Street Address, City and State



/s/ NEAL J. MACCOUX
-------------------------------------------
Name

396 Windwood Rd., Green Bay, WI 54302
-------------------------------------------
Street Address, City and State

                                POWER OF ATTORNEY

                      KNOW ALL MEN BY THESE PRESENTS THAT:

                  The undersigned does hereby constitute and appoint M. Williams Goodwyn, Jr. and James W. Childs, Jr., or either of them, as my attorney-in-fact (the "Attorney") for the purpose and with the powers hereinafter stated:

                  To prepare or cause to be prepared, execute and file a
Schedule 13D (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., and to prepare or cause to be prepared, execute and file such supporting, supplemental or additional schedules, statements, documents, papers, instruments, agreements and exhibits as my Attorney shall deem necessary or incidental to effecting such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file all other schedules and statements (including all amendments thereto) with the Securities and Exchange Commission, Washington, D.C., as my Attorney shall deem necessary, appropriate or desirable, and to prepare or cause to be prepared, execute and file such supporting supplemental or additional schedules, statements, documents, papers, instruments, agreements, and exhibits as my Attorney shall deem necessary or incidental to such filing or as my Attorney shall deem appropriate or desirable in connection with effecting such filing.

                  To prepare or cause to be prepared, execute and file with the appropriate regulatory authority or entity, including, without limitation, any Securities Commission of any state, such additional schedules, statements, agreements, documents, instruments or papers (including all amendments and supplements thereto) as my Attorney shall deem necessary or as my Attorney shall deem appropriate or desirable in connection with effecting any of the foregoing.

                  The undersigned hereby directs that no person who may have any dealing with my Attorney shall be under any duty to notice, or to inquire into, the actual power or authority of my Attorney to do anything which my Attorney may undertake to do in an effort to exercise any power herein conferred; nor shall any such person be under any duty to see to, or make inquiry about, the proper discharge by my Attorney of the power herein conferred.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23 day of November, 1998.



                                    /s/ DAN HLLIARD
                                    --------------------------------------------
                                                    Dan Hilliard

WITNESSES:


/s/ NEAL J. MACCOUX
-------------------------------------------
Name

396 Windward Rd., Green Bay, WI 54302
-------------------------------------------
Street Address, City and State



/s/ JULIE DEBAUCHE
-------------------------------------------
Name

840 Willard Drive, Green Bay, WI 54304
-------------------------------------------
Street Address, City and State